FEBRUARY 15, 2012

THE HUNTINGTON FUNDS

HUNTINGTON VA NEW ECONOMY FUND

SUPPLEMENT TO PROSPECTUS DATED MAY 2, 2011

NOTICE OF CLOSURE OF PURCHASES INTO THE

HUNTINGTON VA NEW ECONOMY FUND

At a meeting of the Board of Trustees of the Huntington VA New Economy Fund (the “Fund”) held on January 17, 2012, the Trustees approved a proposal to reorganize the Fund into the Huntington VA Mid Corp America Fund. Pursuant to the reorganization, the Fund will liquidate by transferring substantially all of its assets to the Huntington VA Mid Corp America Fund.

Shares of the Fund are closed to all new and subsequent investments effective as of the close of business on April 26, 2012. Pending distribution of a Prospectus/Information Statement to shareholders, the reorganization is scheduled to take place at the close of business on or about April 27, 2012.

You may obtain additional information by calling the Huntington Funds at 1-800-253-0412.

Please retain this Supplement for future reference.